                                   PLEDGE AGREEMENT

     This Pledge Agreement (the "AGREEMENT") is dated as of December 12, 1997, by and among the parties executing this Agreement under the heading "Pledgors" (such parties, along with any parties who execute and deliver to the Agent an agreement in the form attached hereto as Schedule E, being hereinafter referred to collectively as the "PLEDGORS" and individually as a "PLEDGOR"), each with its mailing address as set forth on the signature page hereto and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago Branch ("BOM"), with its mailing address at 115 South LaSalle Street, Chicago, Illinois 60603, acting as agent hereunder for the Secured Creditors hereinafter identified and defined (BOM acting as such agent and any successor or successors to BOM acting in such capacity being hereinafter referred to as the "AGENT");

                                     PRELIMINARY
                                      STATEMENTS

     A. Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY") and Intersound, Inc. ("INTERSOUND"; the Company and Intersound collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), Lexicon Music, Inc., a Delaware corporation ("LEXICON"), ("CGI"), River North Records, Inc., a Delaware corporation ("NORTH RECORDS"), Light Records, Inc., a Delaware corporation ("LIGHT"), The Recording Experience, Inc., a Delaware corporation ("EXPERIENCE"), Peg Publishing, Inc. a Delaware corporation ("PEG"), JustMike Music, Inc., a Delaware corporation ("JUSTMIKE"), Royce Publishing, Inc., a Delaware corporation ("ROYCE") (Lexicon, CGI, North Records, Light Experience, PEG, JustMike and Royce being hereinafter referred to collectively as the "GUARANTORS" and individually as a "GUARANTOR"), BOM, individually and as agent, and certain lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BOM and other lenders from time to time party to the Credit Agreement (BOM and the other lenders which are now or from time to time hereafter become party to the Credit Agreement, together with any affiliates of such lenders to which is owed any Hedging Liability, being hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers identified therein.

     B. Pursuant to the Credit Agreement, the Guarantors guarantee all of the indebtedness, obligations, and liabilities of the Borrowers to the Agent and the Lenders under the Credit Agreement.

     C. The Borrowers, or any of them individually, may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement or their affiliates for the purpose of hedging or otherwise protecting the Borrowers, or any of them individually, against changes in interest rates on the Revolving Credit Loans and the Term Credit Loans (the liability of the Borrowers, or any of them individually, in respect of such agreements with such Lenders or their affiliates being hereinafter referred to as the "HEDGING LIABILITY").

     D. As a condition precedent to extending credit or otherwise making financial accommodations available to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Pledgor grant to the Agent for the benefit of the Lenders a lien on and security interest in certain personal property of such Pledgor pursuant to this Agreement.

     E. The Company owns, directly or indirectly, all or substantially all of the equity interests in each Guarantor and the Company provides each Guarantor with financial, management, administrative, and technical support which enables such Guarantor to conduct its business in an orderly and efficient manner in the ordinary course.

     F. Each Guarantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

     Now, Therefore, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

     SECTION 2. GRANT OF SECURITY INTEREST IN THE COLLATERAL. Each Pledgor hereby grants to the Agent a security interest in, in each case for the ratable benefit of the Lenders and the Hedging Creditors, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest in, any and all right, title and interest of each Pledgor, whether now owned or existing or hereafter created, acquired or arising, in and to the following (collectively, the "COLLATERAL"):

          (a) STOCK COLLATERAL. (i) All shares of the capital stock of each of the issuers listed and described on Schedule A attached hereto owned or held by such Pledgor, whether now owned or hereafter acquired (those shares delivered to and deposited with the Agent on the date hereof being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "PLEDGED SECURITIES"), (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities and (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the "STOCK COLLATERAL");

          (b) PARTNERSHIP INTEREST COLLATERAL. (i) Each partnership identified on Schedule B attached hereto and made a part hereof (such partnerships being hereinafter referred to collectively as the "PARTNERSHIPS" and individually as a "PARTNERSHIP") and (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in the Partnerships, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete or partial redemption of such Pledgor's interest in any such Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions (all of the foregoing being hereinafter collectively called the "PARTNERSHIP INTEREST COLLATERAL"); and

          (c)  PROCEEDS.  All proceeds of the foregoing.

All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

     SECTION 3. OBLIGATIONS HEREBY SECURED. (a) This Agreement is made and given to secure, and shall secure, the payment and performance of (i) (x) any and all indebtedness, obligations and liabilities of the Borrowers, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to the Credit Agreement or any promissory note of the Borrowers, or any of them individually issued at any time under the Credit Agreement (including all notes issued in extension or renewal thereof or in substitution or replacement therefor), (y) any and all Hedging Liability of the Borrowers, or any of them individually, to the Lenders or any of them individually, and (z) any liability of the Guarantors, or any of them individually, arising out of the Credit Agreement, as well as for any and all other indebtedness, obligations and liabilities of the Debtors, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to this Agreement or any other Loan Document, in each case, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent, the Lenders, or any of them individually, in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor (other than the Borrowers to which this limitation shall not apply) under this Agreement shall not exceed $1 less than the amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

          (b) Notwithstanding anything herein to the contrary, the lien of this Agreement on the Collateral shall be released as and to the extent required by Section 8.18 of the Credit Agreement.

     SECTION 4. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders that:

          (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office or place of business at the address listed under such Pledgor's name on Schedule A and Schedule B hereto, as applicable. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without the Agent's prior written consent. No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder and for other Liens which are expressly permitted by the Credit Agreement. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Agent and the Lenders.

          (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments (including acknowledgments of assignment in the form attached hereto as Schedule C) stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "UCC"). Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction to at least the same extent as such security interests would be protected under the UCC.

          (c) If, as and when any Pledgor (x) delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto or
     (y) pledges
     interests in any Partnership in addition to those listed on Schedule B hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of Schedule D hereto reflecting the securities pledged hereunder after giving effect to such addition.

          (d) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

          (e) On failure of any Pledgor to perform any of the agreements and covenants herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 3% to the Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Agent for the amount of such sums and amounts so expended.

     SECTION 5.     SPECIAL PROVISIONS RE: STOCK COLLATERAL.

          (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally.

          (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

          (c) The Pledged Securities have been validly issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers except for the Purchaser Warrants, the Affiliate Warrants and the Harnick Warrant. The Pledged Securities listed and described on Schedule A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, each Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

     SECTION 6.     SPECIAL PROVISIONS RE: PARTNERSHIP INTEREST COLLATERAL.

          (a) Each Pledgor further warrants to and agrees with the Agent and the Lenders as follows:

               (i) that said Partnerships are valid and existing entities of the type listed on Schedule B and are duly organized and existing under applicable law;

               (ii) that the Partnership Interest Collateral listed and described on Schedule B attached hereto constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor;

             (iii) that the copies of the partnership agreements (each such agreement being hereinafter referred to as "ORGANIZATIONAL AGREEMENT") for the Partnerships heretofore delivered to the Agent are true and correct copies thereof and have not been amended or modified in any respect, except for such amendments or modifications as are attached to the copies thereof delivered to the Agent; and

               (iv) that the Partnerships have no loans outstanding to the Pledgors, and no Pledgor will borrow money from the Partnerships.

          (b) Except as expressly permitted by Sections 8.18 and 8.24 of the Credit Agreement, the Pledgors shall not, without the prior written consent of the Agent, consent to any amendment or modification to any of the Organizational Agreements which would in any manner adversely affect or impair the Partnership Interest Collateral or reduce or dilute the rights of the Pledgor with respect to any of the Partnerships, any of such done without such prior written consent to be null and void. The Pledgors shall promptly send to the Agent copies of all notices and communications with respect to each Partnership alleging the existence of a default by an Pledgor in the performance of any of its obligations under any Organizational Agreement. Each Pledgor agrees that it will promptly notify the Agent of any litigation which might adversely affect such Pledgor or a Partnership or any of their respective properties and of any material adverse change in the operations, business properties, assets or conditions, financial or otherwise, of any Pledgor or any Partnership.
     Each Pledgor shall promptly perform all of its obligations under each Organizational Agreement. In the event any Pledgor fails to pay or perform any obligation arising under any Organizational Agreement or otherwise related to any Partnership, the Agent may, but need not, pay or perform such obligation at the expense and for the account of the Pledgors and all funds expended for such purposes shall constitute Obligations secured hereby which the Pledgors promise to pay to the Agent together with interest thereon at the Default Rate.

     SECTION 7. VOTING RIGHTS AND DIVIDENDS. Unless and until an Event of Default hereunder has occurred and thereafter until notified by the Agent pursuant to Section 9(b) hereof:

          (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

          (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; PROVIDED, HOWEVER, that such dividends and distributions representing:

               (i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise, or

               (ii) distributions in complete or partial liquidation of any Partnership or the interest of such Pledgor therein,

     in each case, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and shall, in the case of cash, be applied by the Agent to the satisfaction of Obligations in accordance with the provisions of Section 10 hereof, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Pledged Securities as additional Pledged Securities pledged under and subject to the terms of this Agreement; or

          (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

     SECTION 8. POWER OF ATTORNEY. Each Pledgor hereby appoints the Agent, and each of its nominees, officers, agents, attorneys, and any other person whom the Agent may designate, as such Pledgor's attorney-in-fact, with full power and authority to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully satisfied and any commitment of the Lenders to extend credit constituting Obligations to the Borrowers, or any of them individually has terminated; PROVIDED, HOWEVER, that the Agent agrees, as a personal covenant to the relevant Pledgor, not to exercise the powers of attorney set forth in this Section unless an Event of Default exists.

     SECTION 9. DEFAULTS AND REMEDIES. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 7(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

       (c) Upon the occurrence of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due the Agent or any Lender hereunder, each Pledgor shall pay the Agent and the Lenders all costs and expenses incurred by the Agent and such Lenders, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lenders or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United
States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least ten days before the time of sale or other event giving rise to the requirement of such notice; PROVIDED, HOWEVER, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any sale or other disposition of the Collateral or any part thereof. Each Pledgor hereby waives all of its rights of redemption from any sale or other disposition of the Collateral or any part thereof. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

      Each Pledgor agrees that if any part of the Collateral is sold at any public or private sale, the Agent may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Agent, respecting compliance with the requirements of the Federal Securities Act of 1933, as amended, and a sale subject to such condition shall be deemed commercially reasonable.

      Each Pledgor further agrees that in any sale of any part of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral ), or in order to obtain any required approval of the sale or of the Purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such collateral is sold in compliance with any such limitation or restriction.

      (d) In the event the Agent shall sell any part of the Partnership Interest Collateral at a foreclosure sale, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral to the fullest extent of its capacity, the ability (but not the obligation) to become a partner in the relevant Partnership (subject to the approval of the general partner of the relevant Partnership, in the exercise of its sole discretion), in the place and stead of such Pledgor. To exercise such right, the purchaser shall give written notice to the relevant Partnership of its election to become a partner in such Partnership. Following such election and giving of consent by all necessary partners of the relevant Partnership as to the purchaser becoming a partner, the purchaser shall have the right and powers and be subject to the liabilities of a partner under the relevant Organizational Agreement and the partnership act governing the Partnership.

      (e) Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, the Agent shall have the right to cause all or any part of the Partnership Interest Collateral of any of the Pledgors in any one or more of the Partnerships to be redeemed and to cause a withdrawal, in whole or in part, of any Pledgor from any Partnership or any of its Partnership Interest Collateral therein.

      (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities and shall not in any event become a "SUBSTITUTED LIMITED PARTNER" or words of like import (as defined in the relevant Organizational Agreement) in the relevant Partnership. Neither the Agent or any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

      (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

    SECTION 10. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Agent during the existence of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable to the Agent and the Lenders for any deficiency.
 Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

    SECTION 11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and any commitment to extend constituting Obligations to the Borrowers, or any of them individually shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request of the Pledgors, execute and deliver to such Pledgors a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgors, against receipt and without recourse to the Agent, such of the Collateral as may be in the possession of the Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement or the Credit Agreement.

    SECTION 12. PRIMARY SECURITY; OBLIGATIONS ABSOLUTE. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all

Obligations have been fully paid and satisfied and any commitments to extend credit constituting Obligations to the Borrowers, or any of them individually shall have terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Lenders may at their discretion at any time grant credit to the Borrowers, or any of them individually without notice to any Pledgor in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Agent hereunder and under applicable law as against any Pledgor or any portion of the Collateral in which any such Pledgor has rights, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to the Borrowers, or any of them individually or any other Pledgor or any other Person, its property or estate or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this Agreement as against any Pledgor or any portion of the Collateral in which any such Pledgor has rights, irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

    SECTION 13. THE AGENT. In acting under or by virtue of this Agreement, Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

    SECTION 14. MISCELLANEOUS. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders, and their successors and assigns; PROVIDED, HOWEVER, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to any Borrower in accordance with Section 13.8 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 13.8 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Lenders.

     (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

     (e)  This Agreement shall be deemed to have been made in the State of

Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the UCC shall have the same meanings herein as said terms do in the UCC unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Pledgor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Pledgor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (g) In the event the Agent and the Lenders shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule E, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced.
No such substitution shall be effective absent the written consent of Agent and the Lenders nor shall it in any manner affect the obligations of the other Pledgors hereunder.

     (h) The Agent and the Pledgors agree that all disputes among them arising out of, connected with, related to, or incidental to the relationship established among them in connection with this Agreement, and whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Cook County, Illinois, but each of the Agent and the Pledgors acknowledge that any appeals from those courts may have to be heard by a court located outside of Cook County, Illinois. Each of the Pledgors waives in all disputes any objection that such Pledgor may have to the location of the court considering the dispute or any objection that such Pledgor may have that any other party has not been joined in such proceeding. Each of the Pledgors agrees that the Agent shall have the right to proceed against each and any of the Pledgors or their Collateral in a court in any location to enable the Agent to realize on the Collateral, or to enforce a judgment or other court order entered in favor of the Agent, whether or not proceeding separately against any Pledgor and its property or jointly against the Borrower and any one or more of the Pledgors and their property. Each of the Pledgors waives any objection that it may have to the location of the court in which the agent has commenced a proceeding described in this paragraph.


                             [Signature Pages to Follow]

In Witness Whereof, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                              PLEDGORS:

                                              PLATINUM ENTERTAINMENT, INC.



                                              By /s/ Steven Devick
                                                 --------------------------
                                                Name:  Steven Devick
                                                Its:  President


            Acknowledged and agreed to as of the date first above written.

                                                Bank of Montreal, as Agent as
                                                  aforesaid for the Lenders



                                              By /s/ Jeffrey Titus
                                                 --------------------------
                                                Its: Director

                            SCHEDULE A TO PLEDGE AGREEMENT


                                THE PLEDGED SECURITIES


 Name and                                                                                                             Percentage
Location of                            Name of            Jurisdiction of  No. of                   Certificate       of Issuer's
 Pledgor                               Issuer              Incorporation   Shares         Class         No.              Stock
Platinum Entertainment, Inc.       Lexicon Music, INC.      Delaware       3,000          Common         1              100%

2001 Butterfield Rd.
Suite 1400, Downers Grove,         Intersound, Inc.         Delaware         450          Common         6              100%
IL  60515

                                   CGI Records, Inc.        Delaware       3,000          Common         1              100%

                                   River North Records,     Delaware       3,000          Common         4              100%
                                   Inc.

                                   Light Records, Inc.      Delaware       3,000          Common         1              100%

                                   The Recording            Delaware       3,000          Common         1              100%
                                   Experience, Inc.

                                   Peg Publishing, Inc.     Delaware       3,000          Common         1              100%


                                            -20-



                                   Justmike Music, Inc.     Delaware       3,000          Common         1              100%

                                   Royce Publishing, Inc.   Delaware       3,000          Common         1              100%



                            SCHEDULE B TO PLEDGE AGREEMENT


                                PARTNERSHIP INTERESTS


Relevant Pledgor and Location                 Name of              Type of            Jurisdiction        Percent of
                                            Partnership         Organization        of Organization        Ownership
Platinum Entertainment, Inc.            House of Blues Music   Joint Venture            California             50%
2001 Butterfield Rd.                          Company
Suite 1400
Downers Grove, IL 60515



                            SCHEDULE C TO PLEDGE AGREEMENT

                       ACKNOWLEDGMENT OF COLLATERAL ASSIGNMENT


                                              December 12, 1997

_________________________________
_________________________________
_________________________________
_________________________________
Attention:_______________________


Ladies and Gentlemen:

     Platinum Entertainment, Inc. and ___________________ (each a "PLEDGOR" and collectively the "PLEDGORS") executed a Pledge Agreement dated as of December 12, 1997 (the "SECURITY AGREEMENT") in favor of Bank of Montreal (the "AGENT"), a copy of which you have received. Pursuant to the Security Agreement, each Pledgor whose signature appears below (each a "RELEVANT PLEDGOR" and collectively the "RELEVANT PLEDGORS") assigned its partnership interests in ___________________ (the "PARTNERSHIP") as collateral security for, among other things, indebtedness and obligations of Platinum Entertainment, Inc. (the "COMPANY") and Intersound, Inc. ("INTERSOUND"; the Company and Intersound collectively referred to herein as the "BORROWERS" and individually as a "BORROWER") now or from time to time owing pursuant to that certain Credit Agreement dated as of December 12, 1997 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "CREDIT AGREEMENT") among the Borrowers, certain affiliates of the Company, the Agent and various other lenders party thereto.

     We ask you, by accepting this letter below on behalf of the Partnership and as its general partner, to confirm the following:

          1.   Each Relevant Pledgor is a partner in the Partnership.

          2. You consent to the collateral assignment of each Relevant Pledgor's interest in the Partnership to the Agent, notwithstanding anything to the contrary contained in the Partnership Agreement. This letter will serve to evidence the consent to this collateral assignment from the Partnership and its general partner.

          3. All parties required by the terms of the Partnership Agreement to approve the collateral assignment made by the Security Agreement have done so, and the interest of the Agent by virtue of that assignment has been reflected on the books and records of the Partnership.

          4. The Partnership has been formed under the ______________ Partnership Agreement dated as of ________________, 19___ (the "PARTNERSHIP AGREEMENT"), and the Partnership Agreement has not subsequently been modified or amended and continues in full force and effect. The Partnership Agreement shall not be amended without the consent of the Agent. The Agent agrees with the Partnership that the Agent will not unreasonably withhold its consent to modifications or amendments to the Partnership's Partnership Agreement which do not adversely affect the interests of the Agent or any of the Lenders identified and defined in the Pledge Agreement.

          5. All payments and distributions due and to become due to any Relevant Pledgor pursuant to the Partnership Agreement shall continue to be paid directly to such Relevant Pledgor, unless and until the Agent notifies the Partnership in writing to do otherwise. If the Agent so notifies the Partnership, the Partnership will immediately cease making such payments and distributions to the Relevant Pledgors and will as soon as possible, but in any event within five days after receiving such notice, remit all such payments and distributions directly to the Agent at 115 South LaSalle Street, Chicago, Illinois 60603.

          6. By virtue of the Security Agreement, the Agent has the right at its option to exercise each Relevant Pledgor's right (if any) to withdraw all or any part of such Relevant Pledgor's interest in the Partnership by so notifying the Partnership in writing no less than ten days prior to the proposed withdrawal date. All payments or distributions due or to become due under the Partnership Agreement to the Relevant Pledgors as a result of such withdrawal shall be remitted directly to the Agent as stated above.
     If given at all, the notice provided pursuant to this paragraph may (but need not) be given concurrently with any notice provided pursuant to the immediately preceding paragraph.

          7. Each Relevant Pledgor agrees that any such payment to the Agent shall be a good receipt and acquittance as against it -- that is to say, the Partnership should make the payment directly to the Agent and in so doing, the Partnership discharges any liability to such Relevant Pledgor for that payment.

          8. The Relevant Pledgors have no currently outstanding loans from the Partnership and the Partnership shall not extend any loans to any Relevant Pledgor.

          9. The terms of the Security Agreement prohibit any Relevant Pledgor from making any transfer of its interest in the Partnership without the Agent's prior written consent. You agree not to honor any transfer of any Relevant Pledgor's interest without such consent.

     The agreements in this letter shall be modified only in a writing signed by the Agent, each Pledgor and the Partnership. We acknowledge that the Partnership shall be entitled to assume that the Security Agreement continues in full force and effect unless and until the Partnership receives actual written notice of a termination of same from the Agent .

                                                    Very truly yours,

                                                    BANK OF MONTREAL, as Agent

                                                    By
                                                       Its

                         Accepted and Agreed.

                                             [PLATINUM ENTERTAINMENT, INC.]

                                             By

                                               Name:  Steven Devick
                                               Its:  President

     The undersigned, both as the general partner of the Partnership and on behalf of the Partnership, join in this letter to evidence their acknowledgment and agreement to the same.

                                             [PARTNERSHIP]

                                             By

                                               Its

                                             [GENERAL PARTNER OF PARTNERSHIP]

                                             By
                                               Its

                            SCHEDULE D TO PLEDGE AGREEMENT

                            AMENDMENT TO PLEDGE AGREEMENT

     Reference is hereby made to that certain Pledge Agreement dated as of December 12, 1997 (as the same may be amended, the "PLEDGE AGREEMENT"), from the Pledgors which are signatories thereto to Bank of Montreal, as Agent. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Pledge Agreement.

     Subsequent to the Pledgors' delivery of the Pledge Agreement, certain shares of stock or partnership interests have been added as Collateral under the Pledge Agreement. As a result of such addition, Schedule A of the Pledge Agreement does not accurately describe the shares of capital stock and/or Schedule B does not accurately describe the partnership interests, currently held by the Agent as collateral under the Pledge Agreement.

     The Pledgors now desire to amend Schedule A and/or Schedule B to the Pledge Agreement to reflect such addition, and this instrument shall constitute an agreement between the Pledgors and the Agent amending the Pledge Agreement in the respects, but only in the respects, hereinafter set forth:

          1. If an Annex A is attached hereto, Schedule A of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex A attached hereto.

          2. If an Annex B is attached hereto, Schedule B of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex B attached hereto.

          3. As collateral security for the Obligations, each Pledgor hereby grants to the Agent a continuing security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing security interest in, all the shares of capital stock of each issuer listed and described on Annex A attached hereto (if attached) and all of the partnership interests listed and described on Annex B attached hereto (if attached) and all the other properties, rights, interests and privileges comprising the Collateral (as such term is defined in the Pledge Agreement after giving effect to this Amendment), to the same extent and with the same force and effect as if (i) the shares of stock described on Annex A had originally been included on Schedule A to the Pledge Agreement and
     (ii) the partnership interests described on Annex B had been originally included on Schedule B to the Pledge Agreement. The foregoing granting clause is in addition to and supplemental of and not in substitution for the granting clause contained in the Pledge Agreement. Neither the Pledgors nor the Agent intend by this Amendment to in any way impair or otherwise affect the lien of the Pledge Agreement on such of the Collateral which was subject to the Pledge Agreement prior to giving effect to this Amendment.

            4. Each Pledgor hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Pledge Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Pledge Agreement after giving effect to this Amendment. Each Pledgor hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Pledge Agreement after giving effect to this Amendment.

            5. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Pledge Agreement, any reference in any of such to the Pledge Agreement to be deemed to reference to the Pledge Agreement as modified hereby. All references in the Pledge Agreement to the term "Pledged Securities" shall be deemed a reference to such term as defined in the Pledge Agreement after giving effect to this Amendment.

            6. Except as specifically modified hereby, all the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect. This Amendment shall be effective upon the Pledgors' execution and delivery thereof to the Agent, no acceptance by the Agent being required.

                                           Pledgor(s):

                                              [NAME OF RELEVANT PLEDGOR}

                                              By
                                                Its


                                              [NAME OF RELEVANT PLEDGOR}

                                              By
                                                Its

       Acknowledged and agreed to as of the date first above written.

                                                   BANK OF MONTREAL, as Agent

                                                   By
                                                      Its

                                       ANNEX A
                           TO AMENDMENT TO PLEDGE AGREEMENT

                                THE PLEDGED SECURITIES

                                                                          Percentage
   Name and    Name of   Jurisdiction of  No. of            Certificate   of Issuer's
  Location of   Issuer    Incorporation   Shares    Class        No.        Stock
    Pledgor



                                        ANNEX B
                           TO AMENDMENT TO PLEDGE AGREEMENT


                                PARTNERSHIP INTERESTS


Name of           Type of         Jurisdiction                           Percent of
Partnership     Organization     of Organization     Relevant Pledgor    Ownership



                            SCHEDULE E TO PLEDGE AGREEMENT


                     ASSUMPTION AND SUPPLEMENTAL PLEDGE AGREEMENT

     THIS AGREEMENT dated as of this 12th day of December, 1997 from [NEW PLEDGOR], a __________ corporation (the "NEW PLEDGOR"), to Bank of Montreal ("BOM"), as agent for the Lenders (defined in the Pledge Agreement hereinafter identified and defined) (BOM acting as such agent and any successor or successors to Bank of Montreal in such capacity being hereinafter referred to as the "AGENT");

                                   WITNESSETH THAT:

     WHEREAS, certain Pledgors have executed and delivered to the Agent that certain Pledge Agreement dated as of December 12, 1997 (such Pledge Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Pledgors thereunder, being hereinafter referred to as the "PLEDGE AGREEMENT") pursuant to which such parties (the "EXISTING PLEDGORS") have granted to the Agent for the benefit of the Lenders a lien on and security interest in such Existing Pledgors' Collateral (as such term is defined in the Pledge Agreement) to secure the Obligations (as such term is defined in the Pledge Agreement);

     WHEREAS, each Pledgor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, the New Pledgor hereby agrees as follows:

     1. The New Pledgor acknowledges and agrees that it shall become a "Pledgor" party to the Pledge Agreement effective upon the date the New Pledgor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Pledge Agreement to the terms "Pledgor" or "Pledgors" shall be deemed to include the New Pledgor. Without limiting the generality of the foregoing, the New Pledgor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Pledgor or in which the New Pledgor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Pledgor does hereby grant to the Agent for the benefit of the Lenders, and hereby agrees that the Agent has and shall continue to have for the benefit of the Lenders a continuing security interest in, among other things, all of the New Pledgor's Collateral (as such term is defined in the Pledge Agreement) described in Section 2 of the Pledge Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Pledgor or any of them shall be deemed to include references to the New Pledgor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Pledge Agreement.

     2. The following information shall be added to Schedules A and/or B to the Pledge Agreement, as applicable:

                               SCHEDULE A

                         THE PLEDGED SECURITIES

                                                                           Percentage
 Name and      Name of   Jurisdiction of   No. of            Certificate  of Issuer's
Location of    Issuer    Incorporation     Shares    Class       No.         stock
  Pledgor



                                   OR

                               SCHEDULE B

                         PARTNERSHIP INTERESTS


  Name of          Type of       Jurisdiction                             Percent of
Partnership     Organization    of Organization       Relevant Pledgor    Ownership


     3. The New Pledgor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Pledge Agreement to the same extent and with the same force and effect as if the New Pledgor had originally been one of the Existing Pledgors under the Pledge Agreement and had originally executed the same as such an Existing Pledgor.

     4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Pledge Agreement, except that any reference to the term "Pledgor" or "Pledgors" and any provision of the Pledge Agreement providing meaning to such term shall be deemed a reference to the Existing Pledgors and the New Pledgor. Except as specifically modified hereby, all of the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

     5. The New Pledgor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

     6. No reference to this Agreement need be made in the Pledge Agreement or in any other document or instrument making reference to the Pledge Agreement, any reference to the Pledge Agreement in any of such to be deemed a reference to the Pledge Agreement as modified hereby.

     7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

                                        [NEW PLEDGOR]


                                        By

                                            -----------------------,
                                            (Print or Type Name)      (Title)


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